UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – May 7, 2026

WEST PHARMACEUTICAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-8036	23-1210010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Herman O. West Drive, Exton, PA		19341-1147
(Address of principal executive offices)		(Zip Code)
 Registrant’s telephone number, including area code: 610-594-2900

Not Applicable
(Former name or address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.25 per share	WST	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 amends the Current Report on Form 8-K filed by West Pharmaceutical Services, Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC“) on May 11, 2026 (the “Original Report”).

Item 1.05 Material Cybersecurity Incidents.

As previously disclosed in the Original Report, the Company determined on May 7, 2026 that the Company had experienced a material cybersecurity attack, in which certain data was exfiltrated by an unauthorized party and certain systems were encrypted. Upon initial detection of an intrusion on May 4, 2026, the Company promptly activated its incident response protocols, including proactively taking systems offline globally for containment purposes, notifying law enforcement, and engaging external cyber-forensic experts.

Remediation efforts have since progressed, with core enterprise systems restored in addition to critical processes for manufacturing, receiving and shipping restarted at all sites. The Company is now fully operational across its manufacturing, supply chain and commercial sites globally. While the Company’s investigation into the nature and scope of the incident is continuing, including with respect to the extent of the data affected, no unauthorized activity or access is ongoing or has been observed since May 5, 2026.

Based on the investigation to date and information currently available, the Company believes that the incident has not had, and is not reasonably likely to have, a material impact on the Company’s 2026 second-quarter and full-year financial guidance.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the Company's expectations regarding future events, financial guidance, actions or performance related to the cybersecurity incident, including the results of the Company’s ongoing investigation thereof and the impact of the cybersecurity incident on the Company, and its financial or operational performance. Forward-looking statements may be identified by words such as "believe," "expect," "intend," "estimate," "plan," "anticipate," "project," "forecast," "guidance," "target," "may," "will," "continue" and similar expressions.

These statements are based on current expectations and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. For additional information regarding these risks as well as other risks, uncertainties and factors that could affect our forward-looking statements, please refer to Part I Item 1A, entitled "Risk Factors," of the Company's most recent Annual Report on Form 10-K and any amendments thereto, as well as the Company's most recently filed Quarterly Reports on Form 10-Q and other filings the Company makes with the Securities and Exchange Commission.

Forward-looking statements speak only as of the date of this Current Report on Form 8-K. Except as required by law or regulation, West Pharmaceutical Services, Inc. undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit No.	Description
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2026	WEST PHARMACEUTICAL SERVICES, INC.

By:	/s/ Norman D. Finch Jr.
Norman D. Finch Jr.
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
4